UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

Black Creek Industrial REIT IV Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56032	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01    Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On June 2, 2021, BCI IV Portfolio Real Estate Holdco LLC, a Delaware limited liability company (“Black Creek Holdco”) and indirect wholly owned subsidiary of Black Creek Industrial REIT IV Inc. (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Prologis Targeted U.S. Logistics Fund, L.P., a Delaware limited partnership (“USLF”), Prologis USLV Operating Partnership, L.P., a Delaware limited partnership (“USLV”), and Prologis USLV SubREIT 1, LLC, a Delaware limited liability company (“USLV SubREIT”, and together with USLF and USLV, the “Sellers”). The Sellers are affiliates of Prologis, L.P. The board of directors of the Company, in its capacity as the sole general partner of BCI IV Operating Partnership LP (“BCI IV OP”), on behalf of BCI IV OP, in its capacity as the sole member of Black Creek Holdco, has, on behalf of Black Creek Holdco, unanimously approved the Merger Agreement, the Merger (as defined below), the Interest Sales (as defined below), any Asset Transfer (as defined below) and the other transactions contemplated by the Merger Agreement.

Pursuant to the Merger Agreement, the Company will acquire, through Black Creek Holdco, a 100% fee interest in 48 industrial buildings totaling approximately 8.3 million square feet on approximately 480.7 acres (the “Key Logistics Portfolio”). The Key Logistics Portfolio is located in 13 geographic markets throughout the United States and is currently 96.4% occupied by 83 customers with a weighted-average remaining lease term (based on square feet) of approximately 3.4 years. In general, the customers will be responsible for paying directly or reimbursing the landlord for their pro rata share of the real estate taxes, insurance, and repair and maintenance costs of the property.

The Merger Agreement provides that the Merger, the Interest Sales and the Asset Transfers will be effected through (i) the merger (the “Merger”) of each of (x) USLV Rockies Asset Sale Holdco 1, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of USLV (“USLV Holdco”), and (y) at Black Creek Holdco’s option, one or more (up to ten) newly formed Delaware limited liability companies that are indirect wholly owned subsidiaries of the Sellers (collectively with USLV Holdco, the “Merger Subs”) with and into Black Creek Holdco or, at Black Creek Holdco’s option, an affiliate of Black Creek Holdco, with Black Creek Holdco (or such affiliate, if applicable) surviving the Merger (or the merger with an affiliate of Black Creek Holdco, as the case may be) upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) the sale by Prologis USLF TRS LLC, a Delaware limited liability company and the sole member of USLF Holdco (“USLF TRS”), of USLF Rockies Asset Sale Holdco, LLC, a Delaware limited liability company and wholly owned subsidiary of USLF TRS (“USLF Holdco”), to Black Creek Holdco or an affiliate of Black Creek Holdco (the “USLF Holdco Interest Sale”), (iii) the sale by USLV SubREIT of PLD USLV Renton DC LLC, a Delaware limited liability company and wholly owned subsidiary of USLV SubREIT (the “Renton Property Owner”), to Black Creek Holdco or an affiliate of Black Creek Holdco (the “Renton Property Interest Sale” and together with the USLF Holdco Interest Sale, the “Interest Sales”) and (iv) at the election of Black Creek Holdco, the sale by certain wholly owned subsidiaries of the Sellers of certain indirect wholly owned subsidiaries of the Sellers that hold the properties in the Key Logistics Portfolio (each, an “Asset Transfer”). Black Creek Holdco must make its election with respect to any Asset Transfer no later than 15 days prior to the closing of the transactions contemplated by the Merger Agreement. Upon the completion of the Merger (or the merger with an affiliate of Black Creek Holdco, as the case may be), the separate existence of each Merger Sub will cease.

Pursuant to the Merger Agreement, the Merger, the Interest Sales and the Asset Transfers (if any) will take place on July 14, 2021, subject to satisfaction or valid waiver of any conditions to closing by the party entitled to the benefit of such condition (other than those conditions that by their nature are to be satisfied or waived at the closing, but subject to the satisfaction or valid waiver of such conditions), unless such date is extended by mutual agreement of the parties. There can be no assurances as to the timing of the closing of the Merger, the Interest Sales and the Asset Transfers (if any) or that they will close at all.

Pursuant to the terms and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, at the effective time of the Merger, the Interest Sales and the Asset Transfers (if any) (the “Effective Time”), Black Creek Holdco will pay to the Sellers $920.0 million, subject to customary prorations. In connection with the execution of the Merger Agreement, Black Creek Holdco will deposit $100.0 million into an escrow account. Black Creek Holdco plans to fund this acquisition using proceeds from the Company’s public offering and funds from its existing credit facility. If Black Creek Holdco does not close on the acquisition, there are circumstances under which it may forfeit the deposit it has funded.

The Sellers and Black Creek Holdco each have made certain customary representations and warranties in the Merger Agreement and have agreed to customary covenants including, among others, with respect to the conduct of business of the Sellers and their subsidiaries prior to the closing and covenants prohibiting the Sellers and their subsidiaries and representatives from soliciting, providing information or entering into discussions concerning proposals relating to alternative transactions with respect to the acquisition of one or more of the properties.

Additionally, if, between the date of the Merger Agreement and the earlier to occur of the Effective Time and the date, if any, on which the agreement is terminated under the Merger Agreement, (i) a condemnation proceeding is commenced against a material portion of a Property and which allows the applicable customer to terminate its lease, or (ii) there occurs damage to any material portion of a Property caused by fire or other insured casualty, Black Creek Holdco may, at its option, remove the applicable subsidiary that owns such condemned Property or such Property damaged by casualty from the transactions contemplated by the Merger Agreement.

The completion of the Merger, the Interest Sales and the Asset Transfers (if any) is subject to a number of conditions, including, among others: (i) the accuracy of each of the Seller’s and Black Creek Holdco’s representations and warranties as of the closing of the Merger, the Interest Sales and the Asset Transfers (if any), subject to certain materiality, material adverse effect and other exceptions; (ii) each of the Sellers and Black Creek Holdco having performed in all material respects all obligations and complied in all material respects with all agreements and covenants required under the Merger Agreement; and (iii) the termination by the Sellers of specified property management agreements, if any. The obligations of the parties to consummate the Merger and the Asset Transfers (if any) are not subject to any financing condition or the receipt of any financing by Black Creek Holdco.

The Merger Agreement may be terminated under certain circumstances, including: (A) by mutual written consent of the parties; (B) by either Black Creek Holdco or the Sellers if any governmental entity has issued an order or taken action permanently restraining or otherwise prohibiting the Merger, the Interest Sales or the Asset Transfers (if any) (except such termination right is not available to any party if the order or ruling resulted from such party’s failure to comply with the terms of the Merger Agreement); (C) by Black Creek Holdco if (1) either of the Sellers has breached its representations and warranties or covenants and agreements, and the breach results in a failure of the applicable closing condition with respect to its representations and warranties or covenants and agreements that cannot be cured (or, if capable of cure, is not cured) by the earlier of forty-five (45) days after written notice of such breach or two (2) business days prior to the closing date (subject to certain exceptions) or (2) the Sellers are obligated to and fail to consummate the Merger, the Interest Sales and the Asset Transfers (if any) required under the terms of the Merger Agreement and Black Creek Holdco stood ready, willing and able to consummate the Merger, the Interest Sales and the Asset Transfers (if any) at such time; or (D) by the Sellers if (1) Black Creek Holdco has breached its representations and warranties or covenants and agreements, and the breach results in a failure of the applicable closing condition with respect to its representations and warranties or covenants and agreements that cannot be cured (or, if capable of cure, is not cured) by the earlier of forty-five (45) days after written notice of such breach or two (2) business days prior to the closing date (subject to certain exceptions) or (2) Black Creek Holdco is obligated to and fails to consummate the Merger, the Interest Sales and the Asset Transfers (if any) required under the terms of the Merger Agreement and the Sellers stood ready, willing and able to consummate the Merger, the Interest Sales and the Asset Transfers (if any) at such time.

Following the closing, in certain circumstances, including, among others, any breach of representations or warranties made by Black Creek Holdco or the Sellers or default by Black Creek Holdco or the Sellers of any covenant or obligation required to be performed by Black Creek Holdco or the Sellers, the other party will be entitled to indemnification to the extent provided by the Merger Agreement.

The Company, through BCI IV OP, has a program under which it intends to raise capital in private placements exempt from registration under Section 506(b) of the Securities Act of 1933, as amended (the “Securities Act”) through the sale of beneficial interests in Delaware statutory trusts holding real properties (the “DST Program”). The Company presently expects that, following the closing, up to 12 of the 48 buildings in the Key Logistics Portfolio, totaling approximately 4.2 million square feet, will be placed in one or more Delaware statutory trusts (“DST Properties”) and become a part of the Company’s DST Program. Initially, pursuant to the terms of the DST Program, the interests in the DST Properties are expected to be owned by a taxable REIT subsidiary of BCI IV OP and then sold to third party investors. The Company, through a subsidiary of BCI IV OP, expects to hold long-term leasehold interests in the DST Properties pursuant to master leases that will be fully guaranteed by BCI IV OP, while third-party investors will ultimately hold some or all of the interests in the DST Properties through their acquisition of beneficial interests in the Delaware statutory trusts.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about the Sellers, Black Creek Holdco or the Company. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to the Company’s stockholders, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Black Creek Holdco, the Sellers or the Company at the time they were made or otherwise and should only be read in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that are intended to be deemed “forward-looking statements” within the meaning of, and to be covered by the safe harbor provisions contained in, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” “project,” “continue,” or other similar words or terms and include, without limitation, statements describing the pending acquisition of the Key Logistics Portfolio described in this Current Report on Form 8-K, the expected timing thereof and the Company’s beliefs and intentions with respect to ongoing operations following the acquisition of the Key Logistics Portfolio. These statements are based on certain assumptions and analyses made in light of the Company’s experience and the Company’s perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Such statements are subject to a number of assumptions and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by these forward-looking statements. Such factors may include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the outcome of any legal proceedings that may be instituted against the Company and others related to the Merger Agreement, the risk that the transactions contemplated by the Merger Agreement may not be completed in the time frame expected by the parties or at all, and the effect of the announcement of the transaction on the ability of the Company to retain key personnel, maintain relationships with the Company’s customers, continue to raise capital at rates similar to or greater than current rates, and maintain the Company’s operating results and business generally. In addition, these forward-looking statements reflect the Company's views as of the date on which such statements were made. Subsequent events and developments may cause the Company’s views to change. For a discussion of additional factors that could lead to actual results being materially different from those described in the forward-looking statements, see “Risk Factors” under Item 1A of Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent periodic reports on Form 10-Q and current reports on Form 8-K filed with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.

Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of June 2, 2021, by and among BCI IV Portfolio Real Estate Holdco LLC, Prologis USLV Operating Partnership, L.P., Prologis USLV SubREIT 1, LLC and Prologis Targeted U.S. Logistics Fund, L.P.*

* The Company has omitted certain schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K and will furnish supplementally to the SEC copies of any of the omitted schedules and exhibits upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK CREEK INDUSTRIAL REIT IV INC.

June 3, 2021	By:	/s/ SCOTT A. SEAGER
Name: Scott A. Seager
Title: Senior Vice President, Chief Financial Officer and Treasurer